                                                                    Exhibit 99.1


                         MOHEGAN TRIBAL GAMING AUTHORITY
              TO FILE FORM 10-Q FOR THE PERIOD ENDED JUNE 30, 2002

Uncasville, Connecticut, August 19, 2002 - The Mohegan Tribal Gaming Authority (the "Authority"), the operator of a gaming and entertainment complex located near Uncasville, Connecticut ("Mohegan Sun"), will file its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 with the Securities and Exchange Commission today. This Form 10-Q contains revised financial information as compared to the information that was included in the press release issued by the Authority on July 26, 2002.

During the preparation of the Form 10-Q for the quarterly period ended June 30, 2002, the Authority reviewed its capitalized interest calculation for the major expansion of Mohegan Sun, known as Project Sunburst, and determined that capitalized interest for this project was understated, and interest expense was overstated, for the fiscal year ended September 30, 2001, and capitalized interest was overstated, and interest expense was understated, for the nine months ended June 30, 2002. As a result of this determination, the Authority intends to restate its financial statements for the quarterly periods ended December 31, 2000, March 31, 2001, June 30, 2001, December 31, 2001 and March 31, 2002 and for the fiscal year ended September 30, 2001 to reflect the anticipated corrections to capitalized interest and interest expense during these periods.

The net effect of the restatements increases the Authority's net income by $13.2 million for the fiscal year ended September 30, 2001 and reduces the Authority's net income by $8.4 million for the nine months ended June 30, 2002. The restatements are non-cash adjustments that do not affect EBITDA or adjusted EBITDA and thus have no impact on leverage or fixed charge calculations relevant to compliance with covenants contained in the Authority's $400 million reducing, revolving, secured credit facility with a syndicate of lenders led by Bank of America N.A. (formerly known as Bank of America National Trust and Savings Association) (the "Bank Credit Facility") and related documents thereto, and the indentures related to the Authority's (i) $200 million Senior Notes with fixed interest payable at a rate of 8.125% per annum issued March 3, 1999; (ii) $300 million Senior Subordinated Notes with fixed interest payable at a rate of 8.75% per annum issued March 3, 1999; (iii) $150 million Senior Subordinated Notes with fixed interest payable at a rate of 8.375% per annum issued July 26, 2001 and (iv) $250 million Senior Subordinated Notes with fixed interest payable at a rate of 8% per annum issued February 20, 2002. In addition, the Authority also has reclassified certain other costs, expenses, and balances in the financial statements. However, these reclassifications have no effect on the Authority's net income. Such adjustment impacted the Authority's cash flow statement presentation between operating and investing activities.

The Authority expects to file amended Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 2000, March 31, 2001, June 30, 2001, December 31, 2001, March 31, 2002 and June 30, 2002 and an amended Annual Report on Form 10-K for the fiscal year ended September 30, 2001 once the Authority's independent accountants complete their audit of the restated financial statements for the fiscal year ended September 30, 2001, their reviews of the restated financial statements for the quarterly periods ended December 31, 2000, March 31, 2001, June 30, 2001, December 31, 2001, March 31, 2002 and their review of the amended financial statements for the quarterly period ended June 30, 2002.

The Authority also received the consent of its requisite lenders to Amendment No. 5 to the Bank Credit Facility on August 14, 2002. This amendment (i) expanded the definition of "approved swap agreements" and increased the amount of approved swap agreements and other swap agreements that may be used to secure other indebtedness of the Authority from the notional amount of $200 million to the notional amount of $300 million and (ii) waived, for a period of 90 days from the date of the Amendment, (a) the delivery of audited financial statements for the fiscal year ended September 30, 2001 and reviewed financial statements for the quarterly periods ended December 31, 2000, March 31, 2001, June 30, 2001, December 31, 2001 and March 31, 2002, (b) the requirement to file amended Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 2000, March 31, 2001, June 30, 2001, December 31, 2001 and March 31, 2002 and an
amended Annual Report on Form 10-K for the fiscal year ended September 30, 2001,
(c) any defaults which may have arisen by reason of any of the restatements in the financial statements which are described above and (d) any resulting technical non-compliance with a requirement of law.

About Mohegan Sun and the Authority

The Mohegan Tribal Gaming Authority is an instrumentality of the Mohegan Tribe, a federally recognized Indian tribe with an approximately 405-acre reservation located in southeastern Connecticut, which has been granted the exclusive power to conduct and regulate gaming activities on the existing reservation of the Tribe located in Uncasville, Connecticut, including the operation of the Mohegan Sun, a gaming and entertainment complex that is situated on a 240-acre site on the Tribe's reservation. The Tribe's gaming operation is one of only two legally authorized gaming operations in New England offering traditional slot machines and table games. Mohegan Sun currently operates in an approximately 3.0 million square foot facility, which includes the Casino of the Earth, Casino of the Sky, the Shops at Mohegan Sun, a 10,000-seat Arena, a 300-seat Cabaret, meeting and convention space and a 1,200-room luxury hotel. More information about Mohegan Sun and the Authority can be obtained by visiting www.mohegansun.com.

Special Note Regarding Forward-Looking Statements

Some information included in this press release and other materials filed by the Authority with the Securities and Exchange Commission contain forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," or "intend" and similar expressions. Similarly, these statements include information relating to plans for future expansion and other business development activities, as well as other capital spending, financing sources and the effects of regulation (including gaming and tax regulation) and competition. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of the Authority. These risks and uncertainties include, but are not limited to, those relating to development and construction activities, dependence on existing management, leverage and debt service, domestic or global economic conditions, pending litigation, changes in federal tax laws or the administration of such laws and changes in gaming laws or regulations (including the legalization of gaming in certain jurisdictions). Additional information concerning potential factors that could affect the Authority's financial results are included in the Authority's Form 10-K for the fiscal year ended September 30, 2001 and the Registrant's other periodic filings and reports with the Securities and Exchange Commission. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date of this report. The Authority does not have and does not undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances. The Authority cannot assure you that projected results or events will be achieved.

Press Release                             Contact: Jeff Hartmann
Mohegan Tribal Gaming Authority                    Executive Vice President,
Uncasville, Connecticut                            Chief Financial Officer
August 19, 2002                                    (860) 862-8000

                       Mohegan Tribal Gaming Authority
                          Condensed Balance Sheets
                               (in thousands)

                                                                       Previously Reported                   Restated
                                                                           September 30,                   September 30,
                                                                               2001*                            2001
                                                                       -------------------             --------------------
                                                                                                            (unaudited)
                                    ASSETS
 Current assets:
        Total current assets                                                $   105,608                     $   105,608
                                                                       -------------------             --------------------
 Non-current assets:
    Property and equipment, net                                                 935,016                         935,016
    Construction in process                                                     267,653                         280,832
    Trademark, net                                                              119,692                         119,692
    Other assets, net                                                            24,766                          24,766
                                                                       -------------------             --------------------

        Total assets                                                        $ 1,452,735                     $ 1,465,914
                                                                       ===================             ====================

                            LIABILITIES AND CAPITAL
Liabilities:
        Total liabilities                                                   $ 1,659,132                     $ 1,659,132
                                                                       -------------------             --------------------
 Capital:
    Retained deficit                                                           (201,270)                       (188,091)
    Accumulated other comprehensive loss                                         (5,127)                         (5,127)
                                                                       -------------------             --------------------
        Total capital                                                          (206,397)                       (193,218)
                                                                       -------------------             --------------------
        Total liabilities and capital                                       $ 1,452,735                     $ 1,465,914
                                                                       ===================             ====================

*Previously reported in Amendment No. 1 to Form S-4 filed with the SEC on May 21, 2002.

                         Mohegan Tribal Gaming Authority
                         Condensed Statements of Income
                                 (in thousands)

                                                           Previously Reported                     Restated
                                                           For the Year Ended                For the Year Ended
                                                           September 30, 2001*               September 30, 2001
                                                           -------------------               ------------------
                                                                                                  (unaudited)
Revenues:
Net revenues                                                         $ 786,605                        $ 786,605
                                                           -------------------               ------------------
Cost and expenses:
   Gaming                                                              334,537                          382,171
   Food and beverage                                                    24,447                           24,447
   Retail and other                                                     32,114                           19,952
   General and administration                                          139,343                          103,871
   Pre-opening costs                                                    31,344                           31,344
   Depreciation and amortization                                        34,753                           30,217
   Relinquishment liability reassessment                               (74,410)                         (74,410)
                                                            ------------------               ------------------
       Total costs and expenses                                        522,128                          517,592
                                                            ------------------               ------------------
Income from operations                                                 264,477                          269,013
                                                            ------------------               ------------------
Other income (expense):
   Accretion of relinquishment liability discount                      (35,833)                         (35,833)
   Interest and other income                                             2,920                            2,920
   Interest expense, net of capitalized interest                       (25,060)                         (16,417)
   Other non-operating expense                                            (116)                            (116)
   Change in fair value of derivative instruments                         (949)                            (949)
                                                            ------------------               ------------------
                                                                       (59,038)                         (50,395)
                                                            ------------------               ------------------
Income from continuing operations                                      205,439                          218,618
Loss from discontinued operations                                         (591)                            (591)
                                                            ------------------               ------------------
Net income                                                           $ 204,848                        $ 218,027
                                                            ==================               ==================

*Previously reported in Amendment No. 1 to Form S-4 filed with the SEC on May 21, 2002.

                         Mohegan Tribal Gaming Authority
                             Condensed Balance Sheets
                                 (in thousands)

                                                  Previously Reported            Restated
                                                       June 30,                  June 30,
                                                         2002*                     2002
                                                  -------------------        -----------------
                                                      (unaudited)               (unaudited)
                            ASSETS

 Current assets:
        Total current assets                             $ 104,296                $ 104,296

 Non-current assets:
    Property and equipment, net                          1,405,374                1,409,583
    Construction in process                                 18,944                   18,944
    Trademark, net                                         119,692                  119,692
    Other assets, net                                       26,783                   27,371
                                                  -------------------        -----------------
        Total assets                                    $1,675,089               $1,679,886
                                                  ===================        =================
                  LIABILITIES AND CAPITAL

 Liabilities:
        Total liabilities                               $1,858,818               $1,858,818


 Capital:
     Retained deficit                                     (180,208)                (175,411)
     Accumulated other comprehensive loss                   (3,521)                  (3,521)
                                                  -------------------        -----------------
        Total Capital                                     (183,729)                (178,932)
                                                  -------------------        -----------------
        Total liabilities and capital                   $1,675,089               $1,679,886
                                                  ===================        =================


*Previously reported in the Authority's third quarter press release dated
 July 26, 2002.


                                                                       Mohegan Tribal Gaming Authority
                                                                       Condensed Statements of Income
                                                                               (in thousands)


                                        Previously Reported           Revised          Previously Reported              Revised
                                             For the                  For the                For the                    For the
                                          Quarter Ended            Quarter Ended        Nine Months Ended          Nine Months Ended
                                          June 30, 2002*           June 30, 2002          June 30, 2002*             June 30, 2002
                                          --------------           -------------          --------------             -------------
                                           (unaudited)              (unaudited)            (unaudited)                (unaudited)
Revenues:
Net revenues                                  $ 263,743                $ 263,743              $ 739,901                  $ 739,901

Cost and expenses:
   Gaming                                       131,787                  131,787                386,518                    386,518
   Food and beverage                             11,023                   11,023                 30,037                     30,037
   Hotel                                          1,392                    1,392                  1,392                      1,392
   Retail, entertainment and other                5,167                    5,167                 20,133                     20,133
   General and administration                    39,068                   39,068                108,007                    108,007
   Pre-opening costs                              4,092                    4,092                  7,755                      7,755
   Depreciation and amortization                 23,770                   20,841                 61,046                     55,419
                                          -------------            -------------          -------------              -------------
       Total costs and expenses                 216,299                  213,370                614,888                    609,261
                                          -------------            -------------          -------------              -------------
Income from operations                           47,444                   50,373                125,013                    130,640
                                          -------------            -------------          -------------              -------------
Other income (expense):
   Accretion of relinquishment
      liability discount                         (9,083)                  (9,083)               (27,250)                   (27,250)
   Interest and other income                         95                       95                    335                        335
   Interest expense, net of
      capitalized interest                      (17,059)                 (23,395)               (49,005)                   (63,014)
   Other non-operating expense                      (50)                     (50)                  (137)                      (137)
   Change in fair value of
      derivative instruments                         23                       23                     18                         18
                                          -------------            -------------          -------------              -------------
                                                (26,074)                 (32,410)               (76,039)                   (90,048)
                                          -------------            -------------          -------------              -------------
Net income                                    $  21,370                $  17,963              $  48,974                  $  40,592
                                          =============            =============          =============              =============

*Previously reported in the Authority's third quarter press release dated
 July 26, 2002.